Exhibit 10.1
SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (“Agreement”) is made as of this 8th day of April, 2011 (the “Signing Date”) by and among Novelos Therapeutics, Inc., a Delaware corporation (the “Company”) and the investors set forth on Schedule I affixed hereto, as such Schedule may be amended from time to time in accordance with the terms of this Agreement (each an “Investor” and collectively the “Investors”).

Recitals:

A.           The Company desires, pursuant to this Agreement, to raise not less than the Minimum Investment Amount (as defined below) through the issuance and sale to the Investors (the “Private Placement”) of up to 12,000,000 units (the “Units”) at a price of $0.75 per Unit, each Unit consisting of: (i) one share of the Company's Common Stock, par value $0.00001 per share (the “Common Stock” and such shares, collectively, the “Shares”), and (ii) a warrant to acquire  one share of Common Stock at an exercise price of $0.75 per share, with an expiration date of March 31, 2016 (collectively, the “Warrants”), the Warrants to be in the form of Exhibit A annexed hereto and made a part hereof;

B.           The Company, the Escrow Agent (as defined below), the Placement Agent (as defined below) and the Lead Investor (as defined below) are parties to an Escrow Agreement (defined below) pursuant to which funds to be applied to the purchase of Units hereunder are to be released upon the satisfaction of the escrow conditions therein and the conditions to closing herein, and the conditions to the release of such counterpart signature pages from escrow have been satisfied;

C.           The Investors desire to purchase from the Company, and the Company desires to issue and sell to the Investors, upon the terms and conditions stated in this Agreement, such number of Units as is set forth next to each such Investor’s name on such Investor’s signature page and Schedule I affixed hereto;

D.           The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”);

E.           As more fully described in that certain Information Memorandum of the Company dated February 16, 2011 (the “Memorandum”), concurrently with the Closing (as defined below), the Company intends to enter into a business combination with Cellectar, Inc., a Wisconsin corporation (“Cellectar”), pursuant to which Cellectar will be merged with a wholly owned subsidiary of the Company (the “Merger”), with the result that the surviving corporation of the Merger (the “Surviving Corporation”) will be a wholly owned subsidiary of the Company, and each outstanding share of Cellectar capital stock will be converted into the right to receive 0.8435 shares of Common Stock;

F.           In anticipation of the Merger and the Private Placement, the Company has filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) in order to, among other things, effect a reverse split of the Common Stock at a ratio of 153 to 1 and a reduction in the number of authorized shares of Common Stock from 750,000,000 to 150,000,000; and

G.           In connection with the Private Placement, the Company is obligated to compensate Rodman & Renshaw, LLC (the “Placement Agent”), pursuant to the Placement Agent Agreement (as defined below), with an aggregate cash commission equal to seven percent (7%) of the gross proceeds resulting from the Private Placement (or three and one-half percent (3.5%) in the case of certain Cellectar-related Investors) (the “Placement Agent Fee”) and to issue to the Placement Agent a warrant to purchase an aggregate number of shares of Common Stock equal to eight percent (8%) of the aggregate number of Units sold in the Private Placement (or two percent (2%) in the case of Units sold to certain Cellectar-related Investors), exercisable for a period of five years, at an exercise price equal to $0.75 per share (the “Placement Agent Warrant”).

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth in this Section 1:

“1933 Act” has the meaning set forth in the Recitals.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“10-K” has the meaning set forth in Section 5.6.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under common Control with, such Person.

“Agreement” has the meaning set forth in the Recitals.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Company Counsel Opinion” means a legal opinion from the Company Counsel, dated as of the applicable Closing Date, in the form attached hereto as Exhibit B.

“Closing” has the meaning set forth in Section 4.1.

“Closing Date” has the meaning set forth in Section 4.1.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may be reclassified.

“Company” has the meaning set forth in the Recitals.

“Company Counsel” means Foley Hoag LLP, counsel to the Company.

“Company’s Knowledge” means the actual knowledge of the officers of the Company, after due inquiry and investigation.

“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Cutback Comment” has the meaning set forth in Section 9.1(e).

“Disclosure Schedules” has the meaning set forth in Section 5.

“Effective Date” means the date on which the Registration Statement is declared effective by the SEC with respect to the resale of all of the securities then constituting Registrable Securities, or such lesser amount of Registrable Securities with respect to which the SEC shall permit registration pursuant to any Cutback Comment.

“Effectiveness Period” has the meaning set forth in Section 9.2(a).

“Environmental Laws” has the meaning set forth in Section 5.15.

“Escrow Agent” means Signature Bank, a New York State chartered bank.

“Escrow Agreement” means that certain Escrow Agreement dated March 3, 2011, as amended, by and among the Company, the Escrow Agent, the Placement Agent and the Lead Investor, pursuant to which, among other things, the Escrow Agent is holding in escrow the Escrow Amount, a copy of which is attached hereto as Exhibit C.

“Escrow Amount” has the meaning set forth in Section 3.1(a).

“Escrow Termination Date” means April 1, 2011, or such later date as shall be agreed to in a writing signed by the Company and the Lead Investor; provided, however, the Lead Investor, on behalf of itself and the other Investors, and the Company may jointly agree to extend the Escrow Termination Date until no later than April 11, 2011.

“Event” has the meaning set forth in Section 9.1(d).

“Filing Date” means the date of filing of the Registration Statement, as defined below, with the SEC.

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means a holder of Registrable Securities or any securities exercisable for Registrable Securities.

“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; (v) trade secrets, Confidential Information and know-how (including, but not limited to, ideas, formulae, compositions, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information); and (vi) computer software (including, but not limited to, data, data bases and documentation).

“Investor Questionnaire” shall mean a questionnaire in form and substance satisfactory to the Company regarding the suitability of a prospective investor to participate in the Private Placement.

“Lead Investor” means Venture Investors Early Stage Fund IV Limited Partnership.

“License Agreements” has the meaning set forth in Section 5.14(b).

“Material Adverse Effect” means a material adverse effect on (i) the assets and liabilities, prospects, results of operations, condition (financial or otherwise) or business of the Company and its Subsidiaries (including for purposes of this definition, the Surviving Corporation) taken as a whole, or (ii) the ability of the Company to issue and sell the Units and to perform its obligations under the Transaction Documents; provided, however, that: (A) any adverse effect that results from general economic, business or industry conditions which do not disproportionately affect the Company or its Subsidiaries, the taking by the Company of any action permitted or required by the Agreement, or the announcement or pendency of transactions contemplated hereunder, shall not, in and of itself, constitute a “Material Adverse Effect” on the Company, and shall not be considered in determining whether there has been or would be a "Material Adverse Effect" on the Company and (B) a decline in the Company's stock price shall not, in and of itself, constitute a "Material Adverse Effect" on the Company and shall not be considered in determining whether there has been or would be a "Material Adverse Effect" on the Company.

“Material Contract” means any contract of the Company or any Subsidiary (including the Surviving Corporation) (i) that was required to be filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K of the 1933 Act or (ii) the loss of which could reasonably be expected to have a Material Adverse Effect.

“Minimum Investment Amount” means an amount equal to $3,500,000.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“PiggybackRegistrable Securities” has the meaning set forth in Section 9.1(e).

“Placement Agent” shall mean Rodman and Renshaw, LLC.

“Placement Agent Agreement” means that certain letter from the Company to the Placement Agent dated April 1, 2011.

“Placement Agent Fee” has the meaning set forth in the Recitals.

“Press Release” has the meaning set forth in Section 8.5.

“Private Placement” has the meaning set forth in the Recitals.

“Registrable Securities” shall mean (i) the Shares, (ii) the Warrant Shares, and (iii) any shares of Common Stock that become issuable in respect of any of the foregoing, as a result of stock splits, stock dividends or similar transactions with respect to the Common Stock; provided, that, a security shall cease to be a Registrable Security upon a sale pursuant to a registration statement or during any period in which such security is saleable pursuant to Rule 144 without time, volume or other limitations thereunder.

“Registration Statement” has the meaning set forth in Section 9.1(a).

“Regulation D” has the meaning set forth in the Recitals.

“Requisite Holders” means Investors holding (or, if prior to the Closing Date, obligated to purchase) a majority of the Shares issued or to be issued pursuant to this Agreement.

“Rule 144” has the meaning set forth in Section 8.6.

“SEC” means the United States Securities and Exchange Commission.

“SEC Filings” has the meaning set forth in Section 5.6.

“Signing Date” has the meaning set forth in the Preamble.

“Subsidiary” has the meaning set forth in Section 5.1.

“Surviving Corporation” has the meaning set forth in the Recitals.

“Transaction Documents” means this Agreement and the Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” has the meaning set forth in the Recitals.

2.           Purchase and Sale of Units.  Subject to the terms and conditions of this Agreement, including without limitation, the conditions set forth in Section 7, there shall be a closing at which the Company shall issue and sell, and each Investor which has executed and delivered a signature page hereto and is listed on Schedule I hereto, shall severally, and not jointly, purchase the number of Units, in each case, in the respective amounts set forth opposite their names on their signature page and Schedule I affixed hereto, in exchange for the cash consideration set forth as the “Closing Purchase Price” opposite their respective names on their signature page and Schedule I affixed hereto.

3.           Escrow.  Prior to or simultaneously with the execution and delivery of this Agreement by each Investor, such Investor shall have caused a wire transfer of immediately available funds (U.S. dollars) or certified check in an amount representing the “Closing Purchase Price” on such Investor’s signature page affixed hereto and opposite such Investor’s name thereon, to be paid to a non-interest bearing escrow account of the Escrow Agent, which amounts are being held as of the date hereof pursuant to the terms of the Escrow Agreement (the aggregate amounts received being held in escrow by the Escrow Agent are referred to herein as the “Escrow Amount”).

4.           Closing.

4.1           Place.  The closings of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Foley Hoag LLP, Seaport West, 155 Seaport Boulevard, Boston, Massachusetts  02210, or at such other location as the Company and the Lead Investor shall mutually agree (or remotely via the exchange of documents and signatures), on the date hereof, the first date on which all of the conditions to closing specified herein are satisfied or waived (if later than the date hereof), or such other date on or before the Escrow Termination Date as the Company and the Lead Investor shall mutually agree (the “Closing Date”).

4.2           Closing.  Upon satisfaction of the conditions to Closing set forth in Section 7 hereof, the Lead Investor and the Company shall instruct the Escrow Agent to immediately release, and upon receipt of such instructions, the Escrow Agent shall release, the Escrow Amount to the Company (the date of receipt of such balance by the Company is hereinafter referred to as the “Closing Date”).  On the Closing Date, the Company shall issue or cause to be issued to each Investor a certificate or certificates, registered in such name or names as each such Investor may designate, representing the number of shares of Common Stock as is set forth opposite such Investor’s name on such Investor’s signature page and Schedule I affixed hereto and shall also issue to each such Investor, or such Investor’s respective designees, the number of Warrants as is set forth opposite such Investor’s name on such Investor’s signature page and Schedule I affixed hereto.

5.           Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Investors on and as of the Signing Date and on the Closing Date, knowing and intending their reliance hereon, except as set forth in the schedules delivered on the Signing Date (collectively, the “Disclosure Schedules”), the SEC Filings (as defined below), the Memorandum and the Financial Statements (as defined below).  For purposes of this Section 5, references to the Company’s Subsidiaries shall be deemed to include the surviving corporation of the Merger, after giving effect thereto.  The information in the Memorandum and the SEC Filings speaks as of the date of the Memorandum or the applicable SEC Filing, as the case may be, or such earlier date to which such information expressly relates.  In the event any information in the Disclosure Schedules is inconsistent with information contained in the Memorandum or the SEC Filings, the information in the Disclosure Schedules shall control.

5.1.           Organization, Good Standing and Qualification.  Each of the Company and its Subsidiaries, a complete list of which is set forth in Schedule 5.1 hereto (“Subsidiaries”), is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.  Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or its leasing of property makes such qualification or licensing necessary, unless the failure to so qualify would not have a Material Adverse Effect.

5.2.           Authorization.  The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents and the Certificate of Amendment, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares, the Warrants and the Warrant Shares upon due exercise of the Warrants (collectively, the “Securities”).  The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

5.3.          Capitalization.

(a)           Schedule 5.3 sets forth (i) the authorized capital stock of the Company on the date hereof, (ii) the number of shares of capital stock issued and outstanding, (iii) the number of shares of capital stock issuable pursuant to the Company’s stock plans, and (iv) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Securities) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company.  All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable law and any rights of third parties.  All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable law and any rights of third parties and are owned by the Company, beneficially and of record, and, except as described on Schedule 5.3, are subject to no lien, encumbrance or other adverse claim.  No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company.  Except as described on Schedule 5.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and, except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind.  Except as described on Schedule 5.3, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of its security holders relating to the securities of the Company.  Except as described on Schedule 5.3, the Company has not granted any Person the right to require the Company to register any of its securities under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

(b)           Schedule 5.3 sets forth a true and complete table setting forth the pro forma capitalization of the Company on a fully diluted basis giving effect to (i) the issuance of the Units at the time of the Closing, (ii) the issuance of the shares of Common Stock issuable pursuant to the Merger, (iii) any adjustments in other securities resulting from the issuance of the Units at the time of the Closing, and (iv) the exercise or conversion of all outstanding securities. Except as described on Schedule 5.3, the issuance and sale of the Units hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

(c)           Except as set forth on Schedule 5.3, the Company does not have outstanding stockholder purchase rights or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

5.4.         Valid Issuance.  The Shares have been duly and validly authorized and when issued to the Investors in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable, and shall be free and clear of all liens, claims, encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.  The Warrants have been duly and validly authorized and, upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable, and shall be free and clear of all liens, claims, encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.  The Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants.

5.5.         Consents.   The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than those consents set forth on Schedule 5.5 and filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.  The Company has taken all action necessary to exempt (i) the issuance and sale of the Shares and the Warrants, (ii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject or any provision of the Company’s Certificate of Incorporation, Bylaws or any stockholder rights agreement that is or could become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Shares and the Warrant Shares by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

5.6.         Delivery of SEC Filings; Business.  Copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “10-K”), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof (collectively, the “SEC Filings”) are available on EDGAR.  The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period.  As of the dates of the SEC Filings, the Company and its then-existing Subsidiaries were engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its then-existing Subsidiaries, taken as a whole, as of such dates.  Following the Closing, the Company intends to engage only in the business described in the Memorandum.

5.7.         No Material Adverse Change.  Except as contemplated herein or as described on Schedule 5.7, since September 30, 2010, there has not been:

(i)           any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the SEC Filings, except for changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

(ii)          any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(iii)         any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

(iv)        any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

(v)         any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results, prospects or business of the Company and its Subsidiaries taken as a whole;

(vi)        any change or amendment to the Company's Certificate of Incorporation or Bylaws, or material change to any Material Contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

(vii)       any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

(viii)      any transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

(ix)         the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

(x)          the loss or threatened loss of any customer of the Company or any Subsidiary which has had or could reasonably be expected to have a Material Adverse Effect; or

(xi)         any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

5.8.         SEC Filings.    At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  The Company is not (with or without the lapse of time or the giving of notice, or both) in breach or default of any Material Contract and, to the Company’s Knowledge, no other party to any Material Contract is (with or without the lapse of time or the giving of notice, or both) in breach or default of any Material Contract.  Neither the Company nor any Subsidiary has received any notice of the intention of any party to terminate any Material Contract.

5.9.         No Conflict, Breach, Violation or Default.  The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or Bylaws, both as in effect on the date hereof (true and accurate copies of which have been provided to the Investors before the date hereof), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) except as set forth on Schedule 5.9, any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject, except, in the case of clause (ii) as would not reasonably be expected to have a Material Adverse Effect.

5.10.       Tax Matters.  Each of the Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it.  The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole.  All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due.  There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or properties.  Except as described on Schedule 5.10, there are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.  Neither the Company nor any Subsidiary is presently undergoing any audit by a taxing authority, or has waived or extended any statute of limitations at the request of any taxing authority.

5.11.       Title to Properties.  Except as set forth on Schedule 5.11, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

5.12.        Certificates, Authorities and Permits.  Except as described on Schedule 5.12, the Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

5.13.       Employee Relations.

(a)           The Company is not a party to any collective bargaining agreement and, to its Knowledge, its employees are not union members.  The Company believes that its relations with its employees are good.  No executive officer of the Company or any Subsidiary (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company or any Subsidiary.  No executive officer of the Company, to the Knowledge of the Company, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant relating to such executive officer’s employment with the Company or any Subsidiary, and the continued employment of each such executive officer does not, to the Knowledge of the Company, subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.

(b)           Each of the Company and its Subsidiaries is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c)           No material labor dispute with the employees of the Company or any Subsidiary exists or, to the Company’s Knowledge, is imminent.

5.14.       Intellectual Property.

(a)           All Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable.  Except as listed on Schedule 5.14(a), no Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company’s Knowledge, no such action is threatened.  Except as listed on Schedule 5.14(a), no patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

(b)           All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than  generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $25,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

(c)           The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company’s and its Subsidiaries’ businesses.  The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries as currently conducted or as currently proposed to be conducted.

(d)           To the Company’s Knowledge, the conduct of the Company’s and its Subsidiaries’ businesses as currently conducted and as currently proposed to be conducted does not and will not infringe any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party. To the Company’s Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted are not being infringed by any third party.  Except as set forth on Schedule 5.14(d), there is no litigation or order pending or outstanding or, to the Company’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company’s and its Subsidiaries’ use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company’s Knowledge, there is no valid basis for the same.

(e)           The consummation of the transactions contemplated hereby will not result in the alteration, loss, impairment of or restriction on the Company’s or any of its Subsidiaries’ ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted.

(f)           To the Company’s Knowledge, all software owned by the Company or any of its Subsidiaries, and, to the Company’s Knowledge, all software licensed from third parties by the Company or any of its Subsidiaries, (i) is free from any material defect, bug, virus, or programming, design or documentation error; (ii) operates and runs in a reasonable and efficient business manner; and (iii) conforms in all material respects to the specifications and purposes thereof.

(g)           The Company and its Subsidiaries have taken reasonable steps to protect the Company’s and its Subsidiaries’ rights in their Intellectual Property and Confidential Information.  Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms therefor.  To the Company’s Knowledge, there has been no material disclosure of any of the Company’s or its Subsidiaries’ Confidential Information to any third party without the Company’s consent.

5.15.       Environmental Matters.  Neither the Company nor any Subsidiary (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

5.16.       Litigation.  There are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated.

5.17.       Financial Statements.  The financial statements of the Company included in each SEC Filing fairly present the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (“GAAP”).  The financial statements of Cellectar referred to in the Memorandum (together with the aforesaid financial statements of the Company, the “Financial Statements”) fairly present the consolidated financial position of Cellectar as of the dates shown and its consolidated results of operations and cash flows for the periods shown, subject in the case of unaudited financial statements to customary year-end audit adjustments which shall not be in the aggregate material, and such financial statements have been prepared in conformity with GAAP, except that the unaudited financial statements may not contain all of the footnotes required by GAAP.  Except as set forth in the Financial Statements, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those which, individually or in the aggregate, have not had or could not reasonably be expected to have a Material Adverse Effect.

5.18.       Insurance Coverage.  The Company and each Subsidiary maintains in full force and effect insurance coverage and the Company reasonably believes such insurance coverage is adequate.

5.19.       Brokers and Finders.  Except for the commission to be paid (the “Placement Agent Fee”) to the Placement Agent pursuant to the terms of the Placement Agent Agreement as disclosed in Schedule 5.19, or as otherwise disclosed in Schedule 5.19, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or any Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

5.20.       No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Affiliate, nor any Person acting on its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

5.21.       No Integrated Offering.  Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the 1933 Act for the exemption from the registration requirements imposed under Section 5 of the 1933 Act for the transactions contemplated hereby or would require such registration the 1933 Act.

5.22.       Private Placement.  Subject to the accuracy of the representations and warranties of the Investors contained in Section 6 hereof, the offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

5.23.       Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

5.24.       Transactions with Affiliates.  Except as described on Schedule 5.24, none of the officers or directors of the Company or a Subsidiary and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or a Subsidiary or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the 1933 Act.

5.25.       Trading Compliance.  The Common Stock is traded on the Over-The-Counter Bulletin Board (the “OTCBB”) and the Company has taken no action designed to, or which to the Company’s Knowledge is likely to have the effect of, causing the Common Stock not to continue to be traded on the OTCBB.  No order ceasing or suspending trading in any securities of the Company or prohibiting the issuance and/or sale of the Securities is in effect and no proceedings for such purpose are pending or threatened.

5.26.       Investment Company.  The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

5.27.       Indebtedness.    Except as set forth in Schedule 5.27, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument relating to any Indebtedness, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  Except as set forth in Schedule 5.27, there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed with respect to the Company or any of its Subsidiaries.  For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations for which the Company can be legally liable in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

5.28.       Solvency.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

5.29.       Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Units to be sold to each Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

5.30.       Disclosure.  To the Company’s Knowledge, no material event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or their respective businesses, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.  The Memorandum, the SEC Filings, the Financial Statements, and this Agreement (including the Disclosure Schedules) do not, when taken as a whole, include any untrue statement of a material fact or, to the Company’s Knowledge, omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.31.       Shell Company.  The Company is not a “shell company” as defined in Rule 144(i)(1) under the 1933 Act.

6.           Representations and Warranties of the Investors.  Each of the Investors hereby severally, and not jointly, represents and warrants to the Company on and as of the Signing Date and on the applicable Closing Date, knowing and intending that the Company rely thereon, that:

6.1.         Authorization.  The execution, delivery and performance by the Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

6.2.         Purchase Entirely for Own Account.  The Securities to be received by the Investor hereunder will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act.  The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

6.3.         Investment Experience.  The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.  The Investor has significant experience in making private investments, similar to the purchase of the Securities hereunder.

6.4.         Disclosure of Information.  The Investor has had an opportunity to receive all additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.  The Investor acknowledges receipt of copies of and its review of the SEC Filings and the Memorandum.  Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

6.5.         Restricted Securities.  The Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

6.6.         Legends.

(a)           It is understood that, except as provided below, certificates evidencing such Securities may bear the following or any similar legend:

“THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.”

(b)           If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

(c)           From and after the first anniversary of the Closing Date in the case of the Shares and the first anniversary of the date of exercise of a Warrant in the case of the Warrant Shares, provided, in each case, that the Investor is not an affiliate of the Company and has not been an affiliate for a period of ninety days, the Company shall, upon an Investor's written request, and upon a broker’s written confirmation, in form and substance reasonably satisfactory to the Company, that the Shares or Warrant Shares have been disposed, promptly cause certificates evidencing such Securities to be issued without such restrictive legends.

(d)           Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 6.6 is predicated upon the warranty of such Investor to sell any Securities pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

6.7.         Accredited Investor.  The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

6.8.         No General Solicitation.  The Investor did not learn of the investment in the Securities as a result of any “general advertising” or “general solicitation” as those terms are contemplated in Regulation D, as amended, under the 1933 Act.

6.9.         Brokers and Finders.  No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

6.10        Cooperation.  The Company agrees to use commercially reasonable efforts to cooperate with any Investor selling its Securities pursuant to Rule 144.

7.           Conditions to Closing.

7.1.         Conditions to the Investors’ Obligations. The obligation of the Investors to purchase the Securities at Closing is subject to the fulfillment to the Investors’ satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in writing by the Investors:

(a)           The representations and warranties made by the Company in Section 5 hereof that are qualified as to materiality shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, at all times prior to and on the Closing Date.  The Company shall have performed in all material respects all obligations herein required to be performed or observed by it on or prior to the relevant Closing Date;

(b)           The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities then being issued and sold, all of which shall be and remain so long as necessary in full force and effect;

(c)           No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, or self-regulatory organization enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents;

(d)           The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (b) of this Section 7.1;

(e)           The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance and sale of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and all related documents on behalf of the Company;

(f)           The Investors shall have received the Company Counsel Opinion;

(g)           No stop order or suspension of trading shall have been imposed by any Person with respect to public trading in the Common Stock;

(h)           The Company shall have delivered evidence satisfactory to the Investors of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware and the Articles of Merger with the Department of Financial Institutions of the State of Wisconsin; and

(i)           The Escrow Amount shall, as of the Closing, equal or exceed the Minimum Investment Amount.

7.2.         Conditions to Obligations of the Company. The Company's obligation to sell and issue the Securities at Closing is subject to the fulfillment to the satisfaction by the Investors on or prior to the Closing Date of the following conditions, any of which may be waived in writing by the Company:

(a)           The representations and warranties made by the Investors in Section 6 hereof that are qualified as to materiality shall be true and correct in all material respects, and those not so qualified shall be true and correct in all material respects, at all times prior to and on the Closing Date.  Each Investor shall have performed in all material respects all obligations herein required to be performed or observed by it on or prior to the Closing Date;

(b)           No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, or self-regulatory organization enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(c)           The Articles of Merger effecting the Merger shall have been duly executed and filed with the Department of Financial Institutions of the State of Wisconsin.

(d)           No stop order or suspension of trading shall have been imposed by any Person with respect to public trading in the Common Stock;

(e)           The Escrow Amount shall, as of the Closing, equal or exceed the Minimum Investment Amount.

(f)           The Company shall have received an Investor Questionnaire from each Investor confirming the status of such an Investor as an “accredited investor” for purposes of Regulation D and otherwise confirming the suitability of such Investor to participate in the Private Placement.

8.           Covenants and Agreements of the Company.

8.1.          Reservation of Common Stock.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal 100% of the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

8.2.         No Conflicting Agreements.  The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investors under the Transaction Documents.

8.3.         Trading.  The Company shall promptly following the date hereof secure and maintain the quotation of the Shares and the Warrant Shares upon each securities exchange or quotation system upon which the Common Stock is then traded.  As of the Closing Date, the Shares and the Warrant Shares shall have been authorized for trading on the OTCBB.

8.4.         Use of Proceeds.  The Company will use the proceeds from the sale of the Securities for general corporate purposes.  The Company intends to use the proceeds from the sale of the Securities as described in Schedule 8.4.

8.5.         Press Release.  On or before 9:00 a.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall issue a press release, which shall have been reviewed and approved by the Lead Investor, announcing the transactions contemplated by the Transaction Documents (the “Press Release”). In addition, the Company will file a Current Report on Form 8-K with the SEC describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement and the forms of Warrants)). Without any such Investor’s prior consent, the Company agrees not to disclose in the Press Release the names, addresses or any other information about an Investor, except as required by law and to satisfy its obligations under the Transaction Documents.

8.6.         Furnishing of Information.  As long as any Investor owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the 1934 Act.  As long as any Investor owns Shares, Warrants or the Warrant Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended from time to time, such information as is required for the Investors to sell the Shares and Warrant Shares under Rule 144 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended from time to time (“Rule 144”). The Company further covenants that it will take such further action as any holder of Shares, Warrants or the Warrant Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares and Warrant Shares without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144.

8.7           Form D.            The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the 1933 Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Lead Investor and its counsel promptly after such filing.  The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investors on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

8.8          No Integrated Sales.      The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the 1933 Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the 1933 Act.

9.           Registration Rights.

9.1.         Registration.

(a)          Registration Statement.  On or prior to the 180th day following the Closing Date (the “Filing Deadline”), the Company shall file with the SEC one Registration Statement on Form S-1 covering the resale of the Registrable Securities (the “Registration Statement”).  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 9.2(c) to the Holders and their respective counsel prior to its filing or other submission.

(b)          Expenses.  The Company will pay all expenses associated with each registration, including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, including the reasonable fees and disbursements of one law firm serving as counsel to the Holders, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c)          Effectiveness.

(i)           The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as to the maximum number of Registrable Securities permitted to be included therein by the SEC not later than the earlier to occur of (x) the 240th day immediately following the date hereof, or (y) five (5) Business Days following the Company’s receipt of a letter from the SEC relating to the Registration Statement that it will not review the Registration Statement or that it has no further comments with respect to the Registration Statement; provided, however, if the Registration Statement is not declared effective within the time period set forth above, the Company shall continue to use its commercially reasonable efforts to have the Registration Statement declared effective as soon as possible thereafter.

(ii)           For not more than thirty (30) consecutive days, on not more than two (2) occasions in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by terminating or suspending effectiveness of any registration contemplated by this Section 9, upon delivery to the Holders of a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors, (i) the offering could reasonably be expected to interfere in any material respect with any acquisition, corporate reorganization or other material transaction of any nature under consideration by the Company or (ii) there is some other material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose such development (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Holders in writing of the existence of (but in no event, without the prior written consent of a Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

(iii)           If any offering pursuant to a Registration Statement filed pursuant to Section 9.1 hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, subject to the reasonable satisfaction of the Requisite Holders.

(d)           Occurrence of an Event.  Upon the occurrence of an Event (as defined below), the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the product of (A) the aggregate amount invested by such Holder and (B) a fraction, the numerator of which is the aggregate number of Registrable Securities then held by, or then issuable to, such Holder (excluding any Warrant Shares issuable upon exercise of any Long Warrants held by such Holder that, if issued pursuant to a cashless exercise in accordance with the terms thereof, would not constitute Registrable Securities upon such issuance), and the denominator of which is the aggregate number of Registrable Securities held by, or issuable to, such Holder as of immediately following the Closing, for each 30-day period or pro rata for any portion during which such Event occurs and is continuing (provided that such liquidated damages shall be calculated for each such 30-day period (or any such pro rata period) after deducting from the aforesaid numerator any securities that have ceased to constitute Registrable Securities as of the applicable reference date of any such calculation); provided that the maximum amount of such liquidated damages payable to any holder shall be 5.0% of the aggregate amount invested by such Holder.  Such payments shall be in partial compensation to the Holders, and shall not constitute the Holders’ exclusive remedy for such events.  Such payments shall be made to each Holder in cash.  The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid within two (2) Business Days of the last day of each such 30-day period during which the Registration Statement should have been filed for which no Registration Statement was filed with respect to the Registrable Securities.  For such purposes, each of the following shall constitute an “Event”: (x) the Filing Date does not occur on or prior to the 180th day following the Closing Date or (y) the Effective Date does not occur on or prior to (i) the 240th day following the Closing Date if the SEC does not review the Registration Statement or (ii) the 270th day following the Closing Date if the SEC does review the Registration Statement or (z) each violation of the Company’s obligation not to suspend sales pursuant to the Registration Statement longer than permitted pursuant to an Allowed Delay.

(e)          Piggyback Registrations.

(i)           “Piggy-Back Registrable Securities” means any Registrable Securities which are excluded from the Registration Statement as a result any SEC comment limiting the number of shares of Common Stock that may be included in the Registration Statement (a “Cutback Comment”) together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing; but excluding (i) any Piggy-Back Registrable Securities that have been publicly sold or may be sold immediately without registration under the 1933 Act either pursuant to Rule 144 or otherwise, (ii) any Piggy-Back Registrable Securities sold by a Person in a transaction pursuant to a registration statement filed under the 1933 Act, or (iii) any Piggy-Back Registrable Securities that are at the time subject to an effective registration statement under the 1933 Act.

(ii)           If at any time during the Effectiveness Period, other than during an Allowed Delay, there is not an effective registration statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents or other registration forms relating to equity securities to be issued in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of the Piggy-Back Registrable Securities not already covered by an effective registration statement such Investor requests to be registered.

(iii)           Notwithstanding anything to the contrary contained herein, this Section 9.1(e) shall not apply to an underwritten public offering where the managing underwriter of the offering prohibits such registration.

(f)           Impact of Cutback Comment.  In the event that, as a result of a Cutback Comment, the Company cannot include all of the Registrable Securities in the Registration Statement, then the Company shall include in the Registration Statement the maximum number of Registrable Securities that can be included therein without causing the Registration Statement to be deemed to register a primary offering by the Company, with the number of Registrable Securities included in the Registration Statement to be allocated among the holders thereof in proportion to the total Registrable Securities held by each such holder on the date that the Registration Statement is filed.  Any Registrable Securities that are not included in the Registration Statement as a result of the occurrence of the foregoing (collectively, the “Cutback Shares”) shall be deemed to be Piggy-Back Registrable Securities, subject to the limitations set forth in the definition thereof.  In addition, from and after the six-month anniversary of the initial effective date of the Registration Statement, the Company shall use its commercially reasonable efforts to file a subsequent registration statement covering the resale of the Cutback Shares, which registration statement shall be subject to the same terms and conditions set forth herein with respect to the Registration Statement (other than Section 9.1(d) hereof).

9.2.           Company Obligations.  The Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as reasonably practicable:

(a)           Use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (x) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold and (y) the date on which all Registrable Securities can be sold under Rule 144 without any volume limitations (the “Effectiveness Period”); provided, that (i) the Effectiveness Period shall include any period during which any shares of Common Stock that had ceased to be Registrable Securities subsequently become and remain Registrable Securities because they are no longer saleable without volume limitations under Rule 144 by virtue of the Company's failure to be in compliance with the current public information required under Rule 144 (including under Rule 144(c)(1) and Rule 144(i)(2)), and (ii) in the event the Company is not able to maintain the effectiveness of the Registration Statement following the occurrence of, and during the continuation of, such failure, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as practicable following such occurrence, and in any event no later than sixty (60) days thereafter, a new Registration Statement covering all such Registrable Securities, and shall otherwise comply with all of the provision of this Agreement with respect to such new Registration Statement (other than Section 9.1(d) hereof); and provided further that the foregoing requirement shall not apply if, prior to the filing of such new Registration Statement, such shares of Common Stock again cease to be Registrable Securities;

(b)           prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the accompanying prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 9.2(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities;

(c)           provide copies to and permit the Investors and their legal counsel to review each Registration Statement and all amendments thereto no fewer than three (3) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects within three (3) days following receipt by such counsel of such Registration Statement and/or amendments thereto;

(d)          furnish to the Lead Investor and its legal counsel (x) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be), an electronic copy of any Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (y) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Lead Investor may reasonably request in order to facilitate the disposition of the Registrable Securities;

(e)           in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

(f)           if required by the underwriter, the Company shall furnish, on the effective date of the Registration Statement (i) an opinion, dated as of such date, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and (ii) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and the Holders;

(g)          use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(h)          prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Holders and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

(i)           cause all Registrable Securities covered by a Registration Statement to be listed or traded on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed or traded;

(j)           immediately notify the Holders, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Holder, promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(k)           otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act (for the purpose of this subsection 9.2(k), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

9.3.         Due Diligence Review; Information.  Upon receipt of an appropriate confidentiality agreement, the Company shall make available, during normal business hours, for inspection and review by the Holders, advisors to and representatives of the Holders (who may or may not be affiliated with the Holders), and any underwriter participating in any disposition of Common Stock on behalf of the Holders pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, FINRA or other filing, all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Holders or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Holders and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.  Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Holders, or to advisors to or representatives of the Holders, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

9.4.          Obligations of the Holders.

(a)           Each Holder agrees to furnish to the Company a completed Questionnaire in customary form reasonably satisfactory to the Company (a “Selling Shareholder Questionnaire”) not prior to 120 days after the Closing Date and not more than 150 days after the Closing Date.  A Holder who fails to furnish a Selling Stockholder Questionnaire within 150 days after the Closing Date may have its Registrable Securities excluded from the Registration Statement, provided that the Company has provided such Holder with notice at least 20 days prior (but no more than 60 days prior) to the expiration of such 150 day period.

(b)          Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)           In the event the Company, at the request of the Holders, determines to engage the services of an underwriter, each such Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

(d)           Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder’s receipt of copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder’s possession of the prospectus covering the Registrable Securities current at the time of receipt of such notice.

(e)           No Holder may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.  Notwithstanding the foregoing, no Holder shall be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Holders shall be several and not joint and limited in the case of any Holder, to the net proceeds received by such Holder from the sale of its Registrable Securities.  The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 9.5(b) hereof.

9.5.         Indemnification.

(a)           Indemnification by the Company.  The Company will indemnify and hold harmless each Holder and any controlling person (as defined in Section 15 of the 1933 Act) and their respective officers, directors, members, employees and agents, successors and assigns (the “Indemnified Persons”), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for blue sky compliance or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company, or its directors, officers, employees or agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its directors, officers, employees or agents and relating to action or inaction required of the Company or any of them in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder’s behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Holder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, as incurred; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished in writing by such Holder or any such controlling person specifically for use in such Registration Statement or prospectus.

(b)           Indemnification by the Holders.  In connection with any Registration Statement pursuant to the terms of this Agreement, each Holder will furnish to the Company in writing such information as the Company reasonably requests concerning such Holder or the proposed manner of such Holder’s distribution for use in connection with any Registration Statement or prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its Subsidiaries and its and their respective directors, officers, employees, shareholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or prospectus or amendment or supplement thereto.  In no event shall the liability of a Holder be greater in amount than the aggregate dollar amount of the proceeds (net of all expenses paid by such Holder and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)           Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it completely harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a Holder be greater in amount than the aggregate dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

10.          Survival.

10.1.           Survival.  All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the Closing.

11.          Miscellaneous.

11.1.       Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company and the Requisite Holders; provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company; provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

11.2.       Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile or .pdf, which shall be deemed an original.

11.3.       Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

11.4.       Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) Business Days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by a nationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party:

If to the Company:

Novelos Therapeutics, Inc.
One Gateway Center, Suite 504
Newton, MA 02458
Attention:  Chief Executive Officer
Fax:  (617) 964-6331

With a copy to:

Foley Hoag LLP
Seaport World Trade Center West
155 Seaport Boulevard
Boston, MA 02210
Attn:  Paul Bork
Fax:  (617) 832-7000

If to any of the Investors:

to the addresses set forth on Schedule I affixed hereto.

With a copy to:

Foley & Lardner LLP
Verex Plaza
150 East Gilman Street
Madison, WI 53703
Attn:  Anne E. Ross
Fax:  (608) 258-4258

11.5.       Amendments and Waivers.  Except as otherwise expressly set forth herein, this Agreement shall not be amended and the observance of any term of this Agreement shall not be waived (either generally or in a particular instance and either retroactively or prospectively) without the prior written consent of the Company and the Requisite Holders.  Any amendment or waiver effected in accordance with this Section 11.5 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

11.6.       Publicity.  Except as provided in Section 8.5, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or the Lead Investor, as representative of the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market on which the Securities are then listed and trading, in which case the Company or the Lead Investor, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.

11.7.       Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

11.8.       Entire Agreement.  This Agreement, including the Exhibits and Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.  Prior drafts or versions of this Agreement shall not be used to interpret this Agreement.

11.9.       Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

11.10.     Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  THE COMPANY AND EACH OF THE INVESTORS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

[signature page follows]

Company Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and CEO

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 14, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Frank W. Allen
(Signature)
Print name of entity
Frank W. Allen
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
5570 Huntingwood Way
Waunakee, WI 53597

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$52,500.00 @ $.75 a share

Number of Units:	70,000

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March ___, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Alpha Capital Anstalt
Print name of entity

(Printed Name)
	By:	/s/ Kourad Ackermann

	Name:	Kourad Ackermann

	Title:	Director

Print jurisdiction of organization of entity

Address:	Address:

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$250,000

Number of Units:	333,333

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 29, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Theodore J. Brombach
(Signature)
Print name of entity
Theodore J. Brombach
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
1603 Orrington Ave.
Ste. 725
Evanston, IL 60201

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$37,500

Number of Units:	50,000

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 28, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	BYOM Cellectar LLC
Print name of entity

(Printed Name)
	By:	/s/ Charles F. Brei

Name: Charles F. Brei

Title: Member

Print jurisdiction of organization of entity

Address:	Address:
5013 Prairie Rose Ct.
Middleton, WI 53562

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$146,400

Number of Units:	195,200

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 15, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Paul Christy /s/ Denise Christy
(Signature)
Print name of entity
Paul Christy, Denise Christy
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
17327 Valley Drive
Omaha, NE 68130

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$25,000.00

Number of Units:	33,333.333

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 31, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Cranshire Capital, L.P.
Print name of entity

(Printed Name)
	By:	/s/ Mitchell P. Kopin

Name: Mitchell P. Kopin

Title: President, Downsview Capital, Inc., The General Partner

Print jurisdiction of organization of entity

Address:	Address:
3100 Dundee Road, Suite 703
Northbrook, IL 60062

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$100,000.50

Number of Units:	133,334

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 8, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Morris A. Davis
(Signature)
Print name of entity
Morris A. Davis
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
Morris A. Davis
3256 Brooklyn Drive
Stoughton, WI 53589

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$50,000.25

Number of Units:	66,667

66,667 units at 0.75/unit for a total of $50,000.25

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 9, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Greenway Properties Inc.
Print name of entity

(Printed Name)
	By:	/s/ Jeff Stranbel

Name: Jeff Stranbel

Title: President

Print jurisdiction of organization of entity

Address:	Address:
725 Heartland Trail
Suite 102
Madison, WI 53717

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$750,000.00

Number of Units:	1,000,000

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 31, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Robert K. Grogan
(Signature)
Print name of entity
Robert K. Grogan
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
1747 Minden Dr.
Salt Lake City, UT 84121

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$25,000.00

Number of Units:	33,333

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 17, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ J. Louis Hinshaw
(Signature)
Print name of entity
James Louis Hinshaw
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
4671 Signature Dr.
Middleton, WI 53562

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$50,000

Number of Units:	@0.75/share = 66,667 shares

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 22, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Bradley L. Hutter
(Signature)
Print name of entity
Bradley L. Hutter
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
4710 Signature Drive
Middleton, WI 53562

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$120,000.00

Number of Units:

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March ___, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Iroquois Master Fund, Ltd
Print name of entity

(Printed Name)
	By:	/s/ Joshua Silverman

Name: Joshua Silverman

Title: Director

Print jurisdiction of organization of entity

Address:	Address:
641 Lexington Ave., 26th Floor
New York, NY 10022

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$50,000

Number of Units:	66,666

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March ___, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	JMM Trading LP
Print name of entity

(Printed Name)
	By:	/s/ Glenn Hunt

Name: Glenn Hunt

Title: Partner

Print jurisdiction of organization of entity

Address:	Address:
333 Lippicott St.
Toronto, Ont. M552P CANADA

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$150,000

Number of Units:	200,000 shares
200,000 warrants

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 8, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ David H. Kim
(Signature)
Print name of entity
David H. Kim
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
6938 Frank Lloyd Wright
Middleton, WI 53562

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$50,000 (total) ($0.75/share)

Number of Units:	66,666.67

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: April 4, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Kenneth Lee
(Signature)
Print name of entity
Kenneth Lee
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
6754 Phil Lewis Way
Middleton, WI 53562

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$25,000.00

Number of Units:	33,333.33

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 14, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	McAllen Properties, LLC
Print name of entity

(Printed Name)
	By:	/s/ Claude McAllen
Name: Claude McAllen

Title: Managing Member

Print jurisdiction of organization of entity

Address:	Address:
2695 Gaston Rd.
Cottage Grove, WI 53527

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$50,000

Number of Units:	66,667

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 7, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Michael L. McCann
(Signature)
Print name of entity
Michael L. McCann
(Printed Name)
By:
/s/ Joanne M. McCann
(Signature)	Name:

Joanne M. McCann	Title:
(Printed Name)

Print jurisdiction of organization of entity

Address:	Address:
360 W. Washington Ave.
P105
Madison, WI 53703

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$50,000.25

Number of Units:	66,667 shares @ $0.75/share

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 8, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Moss Living Trust dated Aug. 24, 2009
Print name of entity

(Printed Name)
	By:	/s/ Paul R. Moss

Name: Paul R. Moss

Title: Trustee

Print jurisdiction of organization of entity

Address:	Address:
1701 Hidden Hill Dr.
Verona, WI 53593

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$50,001

Number of Units:	66,668

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 31, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	NEI III, LLC
Print name of entity

(Printed Name)
	By:	/s/ Walter E. Dewey
Name: Walter E. Dewey

Title: Manager

Print jurisdiction of organization of entity

Address:	Address:
P.O. Box 1632
Waukesha, WI 53186

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$250,000.00

Number of Units:

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 28, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Michael G. Palm
(Signature)
Print name of entity
Michael G. Palm
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
30 N. Woodmont Circle
Madison, WI 53717

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$25,500

Number of Units:	34,000

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March ___, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Kurt L. Peterson
(Signature)
Print name of entity
Kurt L. Peterson
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
17 Autumnwood Circle
Madison, WI 53719

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$25,000

Number of Units:	33,333

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 22, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Scott W. Peterson
(Signature)
Print name of entity
Scott W. Peterson
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
5840 Thorstrand Rd.
Madison, WI 53705

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$120,000.00

Number of Units:

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 10, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Perry J. Pickhardt
(Signature)
Print name of entity
Perry J. Pickhardt
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
146 Kensington Dr.
Madison, WI 53704

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$75,000.00

Number of Units:	100,000 shares

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 21, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Daniel L. Pophal
(Signature)
Print name of entity
Daniel L. Pophal
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
1605 Shenandoah Drive
Waunakee, WI 53597

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$7,500.00

Number of Units:	10,000

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 12, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Gregory J. Potter
(Signature)
Print name of entity
Gregory J. Potter
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
950 1st Ave South
Wis. Rapids, WI 54495

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$25,000

Number of Units:

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: April 2, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Kevin Potter POA for John Potter, Jr.
(Signature)
Print name of entity
Kevin Potter POA
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
826 Hidden Cave Road
Madison, WI 53717

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$25,000.50

Number of Units:	33,334

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 10, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Kevin Potter
(Signature)
Print name of entity
Kevin Potter
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
826 Hidden Cave Road
Madison, WI 53717

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$25,000.50

Number of Units:	33,334

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 11, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Richard A. Prange
(Signature)
Print name of entity
Richard A. Prange
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
2102 Foggy Mountain Pass
Waunakee, WI 53597

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$0.75

Number of Units:	66,668

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 28, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Risky Business (Partnership)
Print name of entity

(Printed Name)	By:	/s/ Arthur C. Teasdale

	Name:	Art Teasdale

	Title:	Partner

Print jurisdiction of organization of entity

Address:	Address:
Risky Business
957 Harvest Lane
Sun Prairie, WI 53590

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$64,500

Number of Units:	86,000

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 10, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Martin Schindler
(Signature)
Print name of entity
Martin Schindler
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
6123 Utah Avenue, NW
Washington, DC 20015

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$50,000.25

Number of Units:	66,667.00

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 28, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ Gary R. Skaar
(Signature)
Print name of entity
Gary R. Skaar
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
5854 Wagon Circle
Marshall, WI 53559

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$100,000

Number of Units:	133,333.33

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 31, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	SMC Investments LLC
Print name of entity

(Printed Name)
	By:	/s/ Sean M. Cleary
	Name:	Sean M. Cleary

	Title:	Owner

Print jurisdiction of organization of entity

Address:	Address:
3938 Weatherwood Trail
Verona, WI 53593

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$50,000.25

Number of Units:	66,667

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 24, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:
/s/ John F. Spence
(Signature)
Print name of entity
John F. Spence
(Printed Name)
By:

Name:

Title:

Print jurisdiction of organization of entity

Address:	Address:
1603 Orrington Ave.
Suite 725
Evanston, IL 60201

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$37,500

Number of Units:	50,000

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 27, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	The Reeder Brittain Living Trust dated November 6, 2006
Print name of entity

(Printed Name)
By: The Reeder Brittain Living Trust dated November 6, 2006
/s/ Scott Reeder
	Name:	Scott Reeder

	Title:	Trustee

Print jurisdiction of organization of entity

Address:	Address:
7337 Summit Ridge Rd.
Middleton, WI 53562

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$80,001.00

Number of Units:	106,668 Terms per 3/24/11 SPA

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 8, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Venture Investors Early Stage Fund III Limited Partnership
Print name of entity

(Printed Name)
	By:	/s/ John Neis
	Name:	John Neis

	Title:	Managing Director

Print jurisdiction of organization of entity

Address:	Address:
505 S. Rosa Rd., Suite 201
Madison, WI 53703

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$1,500,000.00

Number of Units:	2,000,000 shares

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 28, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	WIP – Cellectar V, LLC
Print name of entity

(Printed Name)
	By:	/s/ Steve Haugen
	Name:	Steve Huagen

	Title:	Accountant

Print jurisdiction of organization of entity

Address:	Address:
P.O. Box 45919
Madison, WI 53744

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$133,500.00

Number of Units:	178,000 shares

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: April 4, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	XMS Capital Partners, LLC
Print name of entity

(Printed Name)
	By:	/s/ John F. Spence
	Name:	John F. Spence

	Title:	Managing Partner

Print jurisdiction of organization of entity

Address:	Address:
1603 Orrington Ave.
Suite 725
Evanston, IL 60201

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$150,000

Number of Units:	200,000

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: March 31, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Zermatt Investors, LLC
Print name of entity

(Printed Name)
	By:	/s/ Walter E. Dewey
	Name:	Walter E. Dewey

	Title:	Manager

Print jurisdiction of organization of entity

Address:	Address:
6018 N. Highlands Ave.
Madison, WI 53705

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$100,000.00

Number of Units:

Investor Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Securities Purchase Agreement or caused its duly authorized officers to execute this Securities Purchase Agreement as of the date first above written.

Date: April 5, 2011

IF AN INDIVIDUAL:	IF A CORPORATION, PARTNERSHIP,
TRUST, ESTATE OR OTHER ENTITY:

(Signature)	Rodman and Renshaw, LLC
Print name of entity

(Printed Name)
	By:	/s/ David Horin
	Name:	David Horin

	Title:	Chief Financial Officer

Print jurisdiction of organization of entity

Address:	Address:
1251 Avenue of the Americas, 20th F.
New York, NY 10020

[Aggregate dollar amount of Securities committed to be purchased pursuant to the terms of the Agreement:]

Closing Purchase Price:	$200,000.25

Number of Units:	266,667

SCHEDULE I
INVESTORS
			Number of	Closing
Name	Street	City, State, ZIP	Units	Purchase Price

Frank W. Allen	5570 Huntingwood Way	Waunakee, WI 53597	70,000	$52,500.00
Alpha Capital Anstalt	c/o LH Financial Inc. 150 Central Park South	New York, NY 10019	333,333	$249,999.75
Theodore J. Brombach	1603 Orrington Ave, Suite 725	Evanston, IL 60201	50,000	$37,500.00
BYOM Cellectar, LLC	5013 Prairie Rose Ct.	Middleton, WI 53562	195,200	$146,400.00
Paul and Denise Christy JT TEN	17327 Valley Drive	Omaha, NE 68130	33,333	$24,999.75
Cranshire Capital, L.P.	3100 Dundee Road, Suite 703	Northbrook, IL 60062	133,334	$100,000.50
Morris Davis	3256 Brooklyn Drive	Stoughton, WI 53589	66,667	$50,000.25
Greenway Properties Inc.	725 Heartland Trail, Suite 102	Madison, WI 53717	1,000,000	$750,000.00
Robert K. Grogan	1747 Minden Dr.	Salt Lake City, UT 84121	33,333	$24,999.75
James Hinshaw	4671 Signature Drive	Middleton, WI 53562	66,667	$50,000.25
Bradley Hutter	4710 Signature Drive	Middleton, WI 53562	160,000	$120,000.00
Iroquois Master Fund Ltd.	641 Lexington Ave., 26th Fl.	New York, NY 10022	66,666	$49,999.50
JMM Trading LP	333 Lippicott Street	Toronto, Ontario M552P CANADA	200,000	$150,000.00
David H. Kim	6938 Frank Lloyd Wright Ave.	Middleton, WI 53562	66,666	$49,999.50
Kenneth Lee	6754 Phil Lewis Way	Middleton, WI 53562	33,333	$24,999.75
McAllen Properties	2695 Gaston Road	Cottage Grove, WI 53527	66,666	$49,999.50
Michael L and JoAnne M. McCann JT TEN	360 W. Washington Ave., P105	Madison, WI 53703	66,667	$50,000.25
Moss Living Trust Dated August 24, 2009; Paul R. Moss Trustee	1701 Hidden Hill Drive	Verona, WI 53593	66,668	$50,001.00
NEI III, LLC	P.O. Box 1632	Waukesha, WI 53186	333,333	$249,999.75
Michael G. Palm	30 N. Woodmont Circle	Madison, WI 53717	34,000	$25,500.00
Kurt L. Peterson	17 Autumnwood Circle	Madison, WI 53719	33,333	$24,999.75
Scott W. Peterson	5840 Thorstrand Road	Madison, WI 53705	160,000	$120,000.00
Perry Pickhardt	146 Kensington Drive	Madison, WI 53704	100,000	$75,000.00
Daniel Pophal	1605 Shenandoah Drive	Waunakee, WI 53597	10,000	$7,500.00
Gregory J. Potter	950 1st Avenue South	Wisconsin Rapids, WI 54495	33,333	$24,999.75
John Potter	826 Hidden Cave Road	Madison, WI 53717	33,334	$25,000.50
Kevin Potter	826 Hidden Cave Road	Madison, WI 53717	46,668	$35,001.00
Richard A. Prange	2102 Foggy Mountain Pass	Waunakee, WI 53597	66,668	$50,001.00
Risky Business (Partnership)	957 Harvest Lane	Sun Prairie, WI 53590	86,000	$64,500.00
Rodman & Renshaw LLC	1251 Avenue of the Americas, 20th Floor	New York, NY 10020	266,667	$200,000.25
Martin Schindler	6123 Utah Avenue, NW	Washington, DC 20015	66,667	$50,000.25
Gary R. Skaar	5854 Wagon Circle	Marshall, WI 53559	133,333	$99,999.75
SMC Investments LLC	3938 Weatherwood Trail	Verona , WI 53593	66,667	$50,000.25
John F. Spence	1603 Orrington Avenue, Suite 725	Evanston, IL 60201	50,000	$37,500.00
The Reeder Brittain Living Trust dated November 6, 2006	7337 Summit Ridge Road	Middleton, WI 53562	106,668	$80,001.00
Venture Investors Early Stage Fund IV Limited Partnership	505 South Rosa Road, Suite 201	Madison, WI 53703	2,000,000	$1,500,000.00
WIP - Cellectar V, LLC	PO Box 45919	Madison, WI 53744	178,000	$133,500.00
XMS Capital Partners, LLC	1603 Orrington Avenue, Suite 725	Evanston, IL 60201	200,000	$150,000.00
Zermatt Investors, LLC	6018 N. Highlands Avenue	Madison, WI 53705	133,333	$99,999.75

			6,846,537	$5,134,902.75

Exhibit A

Form of Warrant

See Exhibit 4.3 to this Form 8-K.

Exhibit B

Company Counsel Opinion

1.           The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its property and assets, to conduct its business as, to our knowledge, it is currently being conducted and is proposed to be conducted as described in the Memorandum, in the Purchase Agreement and the schedules thereto and in the SEC Filings and to enter into and perform its obligations under the Transaction Documents.

2.           The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock, and 7,000 shares of preferred stock, par value $.00001 per share.

3.           The execution, delivery and performance by the Company of the Transaction Documents, the issuance of the Shares and the Warrants, and the issuance of the Warrant Shares upon due exercise of the Warrants have been duly authorized by all requisite corporate action on the part of the Company and do not require any further approval of its directors or stockholders.

4.           Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

5.           The Shares have been duly authorized for issuance, and, when issued, sold and delivered by the Company at the Closing against payment of the consideration therefor in accordance with the provisions of the Purchase Agreement, will be validly issued, fully paid and nonassessable.  The Warrant Shares have been duly authorized and reserved for issuance, and when issued, sold and delivered upon exercise of the Warrants in accordance with the terms of the Warrants, including without limitation the payment of the consideration specified therein, and the Certificate of Incorporation, the Warrant Shares will be validly issued, fully paid and nonassessable.

6.           The execution and delivery by the Company of each of the Transaction Documents, the issuance of the Shares and the Warrants, and the issuance of the Warrant Shares upon due exercise of the Warrants and the performance by the Company of the Transaction Documents will not (a) violate or contravene or be in conflict with (i) any provision of the Certificate of Incorporation or By-Laws, in each case as in effect on the date hereof; (ii) any provision of the DGCL and any provision of any federal or Massachusetts law, rule or regulation applicable to the Company in transactions of the nature contemplated by the Transaction Documents; or (iii) any order, judgment or decree of any court or other governmental agency which is known to us and to which the Company is a party which is binding on the Company or any of its property; or (b) conflict with or result in the material breach or termination of, or constitute a material default under, any agreement set forth on Schedule I hereto.

7.           No further consents, approvals, authorizations, registrations, declarations or filings are required to be obtained or made by the Company from or with any federal or Massachusetts governmental authority or pursuant to the DGCL in order for it to execute and deliver each of the Transaction Documents, to issue the Shares and Warrants, to issue the Warrant Shares upon due exercise of the Warrants and to perform its obligations under the Transaction Documents, other than those consents, approvals, authorizations, registrations, declarations or filings that have already been obtained and remain in full force and effect and except for (a)  the filing of a Form D (the “Form D”) with the Securities and Exchange Commission pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (b) the filing of the Form D with requisite state jurisdictions, together with such other notice filings as may be required by such state jurisdictions in connection therewith.

8.           Assuming the accuracy of the representations and warranties of the Investors set forth in Section 6 of the Purchase Agreement, the offer, issuance and sale to the Investors pursuant to the Purchase Agreement of the Shares and Warrants are exempt from the registration requirements of the Securities Act.

9.           We are not representing the Company in any pending litigation in which it is a named defendant, or in any litigation that is overtly threatened in writing against it by a potential claimant, that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents.

Exhibit C

ESCROW AGREEMENT AMENDMENT

This Escrow Agreement Amendment (this “Amendment”) dated as of April 1, 2011 is made by and among Novelos Therapeutics, Inc., a Delaware corporation (the “Company”), Rodman & Renshaw, LLC, a Delaware limited liability company (the “Placement Agent”), Venture Investors Early Stage Fund IV Limited Partnership (the “Lead Investor”) and Signature Bank, a New York State chartered bank (the “Escrow Agent”).

WHEREAS, the Company, the Placement Agent, the Lead Investor and the Escrow Agent are parties to that certain Escrow Agreement dated as of March 3, 2011 (the “Escrow Agreement”); and

WHERAS, pursuant to Section 10(d) of the Escrow Agreement, the parties hereto wish to amend certain terms of the Escrow Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein the parties hereby agree as follows:

1.           Amendment to Recital A. of Escrow Agreement.  Recital A. of the Escrow Agreement is hereby amended and replaced in its entirety with the following:

The Company desires, pursuant to the Purchase Agreement (with such changes in form as the Company and the other parties thereto may approve), to raise at least $3,500,000 (the “Minimum Investment Amount”), through the issuance and sale in the Private Placement of up to 12,000,000 Units at a price per Unit of $0.75;

2.           Amendment to Section 2(c) of Escrow Agreement.  Section 2(c) of the Escrow Agreement is hereby amended and replaced in its entirety with the following:

If by 3:00 p.m. (New York City time) on April 1, 2011, or such later date as shall be agreed to in a writing signed by the Company and the Lead Investor and delivered to the Escrow Agent (provided that such date shall in no event be later than April 11, 2011) (the “Termination Date”), the Escrow Agent has not received written instructions from the Company, the Placement Agent and the Lead Investor regarding the disbursement of the Escrow Funds, then the Escrow Agent shall promptly return the Escrow Funds to the Subscribers without interest or offset.  The Escrow Funds returned to each Subscriber shall be free and clear of any and all claims of the Escrow Agent.

3.           Savings.  Except as amended hereby, the terms of the Escrow Agreement shall remain in full force and effect.

[REMAINDER OF THIS PAGE IS INTENIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as an agreement under seal as of the date first written above.

NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President & CEO

RODMAN & RENSHAW, LLC

By:	/s/ John Borer
Name: John Borer
Title: Head of Investment Banking

VENTURE INVESTORS EARLY STAGE
FUND IV LIMITED PARTNERSHIP

By:	/s/ John Neis
Name: John Neis
Title: Managing Director

SIGNATURE BANK

By:	/s/ Cliff Broder
Name: Cliff Broder
Title: SVP

ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Agreement”) dated as of this 3rd day of March, 2011, by and among NOVELOS THERAPEUTICS, INC., a Delaware corporation (the “Company”), having an address at One Gateway Center, Suite 504, Newton, Massachusetts 02458, RODMAN & RENSHAW, LLC, a Delaware limited liability company (the “Placement Agent”), having an address at 1251 Avenue of the Americas, New York, New York 10020, VENTURE INVESTORS EARLY STAGE FUND IV LIMITED PARTNERSHIP (the “Lead Investor”) and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 261 Madison Avenue, New York, New York 10016.  All capitalized terms not herein defined shall have the meaning ascribed to them in that certain Securities Purchase Agreement attached as Exhibit A hereto (the “Purchase Agreement”).

Recitals:

A.           The Company desires, pursuant to the Purchase Agreement (with such changes in form as the Company and the other parties thereto may approve), to raise at least $9,000,000, or such lesser amount as shall be agreed to in a writing signed by the Lead Investor and the Company; provided that in no event shall the Minimum Investment Amount be less than $8,000,000 (the “Minimum Investment Amount”), through the issuance and sale in the Private Placement of up to 12,000,000 Units at a price per Unit of $0.75;

B.           Concurrently with the Private Placement, the Company and Cellectar intend to consummate a business combination transaction (the “Merger”) pursuant an Agreement and Plan of Merger substantially in the form attached as Exhibit B hereto;

C.           The consummation of the Private Placement is contingent upon the completion of the Merger, and the consummation of the Merger is conditioned upon, among other things, receipt of subscription commitments for the Private Placement at least equal to the Minimum Investment Amount;

D.           The Company, the Placement Agent and the Lead Investor desire to engage the Escrow Agent to hold in escrow, pending the due execution and delivery of the Purchase Agreement and the Merger Agreement, and the satisfaction or waiver of all conditions to the consummation of the Merger and the Private Placement, the purchase price of the Units to be purchased in connection therewith;

NOW, THEREFORE, IT IS AGREED as follows:

1.           Delivery of Escrow Funds.

(a) The Placement Agent, the Lead Investor and the Company shall instruct Subscribers to deliver to Escrow Agent funds by wire transfer to Signature Bank, 261 Madison Avenue, New York, New York 10016, ABA No. 026013576 (Swift Code: SIGNUS33) for credit to Novelos Therapeutics, Inc., Signature Bank as Escrow Agent, Account No. 1501593738, in each case, with the name, address and social security number or taxpayer identification number of the individual or entity making payment.  In the event that any Subscriber’s address and/or social security number or taxpayer identification number are not provided to Escrow Agent by the Subscriber, then the Placement Agent, the Lead Investor and/or the Company agree to promptly provide Escrow Agent with such information in writing.  The funds shall be deposited into a non interest-bearing account at Signature Bank entitled “Novelos Therapeutics, Inc., Signature Bank as Escrow Agent” (the “Escrow Account”).

(b)           The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds.”

(c)           The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account.

2.           Release of Escrow Funds.  The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a)           In the event that the Company, the Placement Agent and the Lead Investor advise the Escrow Agent in writing that the Private Placement has been terminated (the “Termination Notice”), the Escrow Agent shall promptly return the funds paid by each Subscriber to said Subscriber without interest or offset.

(b)           Provided that the Escrow Agent does not receive the Termination Notice in accordance with paragraph 2(a), the Escrow Agent shall, upon receipt of written instructions, in the form of Exhibit C, attached hereto and made a part hereof, or in a form and substance satisfactory to the Escrow Agent, received from the Company, the Placement Agent and the Lead Investor, pay the Escrow Funds in accordance with such written instructions, such payment or payments to be made by wire transfer on the same day as receipt of such written instructions or, if the day of receipt of such instructions is not a Business Day, on the first Business Day following the day of receipt of such instructions.  Such instructions must be received by the Escrow Agent no later than 3:00 p.m. (New York City time) on a Business Day for the Escrow Agent to process such instructions on that Business Day.

(c)           If by 3:00 p.m. (New York City time) on March 14, 2011, or such later date as shall be agreed to in a writing signed by the Company and the Lead Investor and delivered to the Escrow Agent (provided that such date shall in no event be later than March 31, 2011) (the “Termination Date”), the Escrow Agent has not received written instructions from the Company, the Placement Agent and the Lead Investor regarding the disbursement of the Escrow Funds, then the Escrow Agent shall promptly return the Escrow Funds to the Subscribers without interest or offset.  The Escrow Funds returned to each Subscriber shall be free and clear of any and all claims of the Escrow Agent.

(d)           The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

(e)           If the Termination Date or any date that is a deadline under this Agreement for giving the Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Business Day, then such date shall be the Business Day that immediately preceding that date. A “Business Day” is any day other than a Saturday, Sunday or a Bank holiday.

3.           Acceptance by Escrow Agent.  The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a)           The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by the Placement Agent, the Lead Investor or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so.  Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.  The names and true signatures of each individual authorized to act singly on behalf of the Company, the Placement Agent and the Lead Investor are stated in Exhibit D, which is attached hereto and made a part hereof. The Company, the Placement Agent and the Lead Investor may each remove or add one or more of its authorized signers stated on Exhibit D by notifying the Escrow Agent of such change in accordance with this Agreement, which notice shall include the true signature for any new authorized signatories.

(b)           The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith.  The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c)           The Placement Agent and the Company agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct.

(d)           In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(e)           The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal.

4.           Escrow Account Statements and Information. The Escrow Agent agrees to send to the Company, the Lead Investor and/or the Placement Agent a copy of the Escrow Account periodic statement, upon request in accordance with the Escrow Agent’s regular practices for providing account statements to its non-escrow clients and to also provide the Company, the Lead Investor and/or the Placement Agent, or their designee, upon request other deposit account information, including Escrow Account balances, by telephone or by computer communication, to the extent practicable. The Company, the Placement Agent and the Lead Investor agree to complete and sign all forms or agreements required by the Escrow Agent for that purpose. The Company, the Placement Agent and the Lead Investor each consent to the Escrow Agent’s release of such Escrow Account information to any of the individuals designated by the Company, the Placement Agent or the Lead Investor, which designation has been signed in accordance with paragraph 3(a) by any of the persons in Exhibit D.  Further, the Company, the Placement Agent and the Lead Investor have an option to receive e-mail notification of incoming and outgoing wire transfers.  If this e-mail notification service is requested and subsequently approved by the Escrow Agent, the Company, the Placement Agent and the Lead Investor agree to provide a valid e-mail address and other information necessary to set-up this service and sign all forms and agreements required for such service.  The Company, the Placement Agent and the Lead Investor each consent to the Escrow Agent’s release of wire transfer information to the designated e-mail address(es).  The Escrow Agent’s liability for failure to comply with this section shall not exceed the cost of providing such information.

5.           Resignation and Termination of the Escrow Agent.  The Escrow Agent may resign at any time by giving 30 days’ prior written notice of such resignation to the Placement Agent, the Lead Investor and the Company.  Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depositary the Escrow Funds that it receives until the end of such 30-day period.  In such event, the Escrow Agent shall not take any action, other than receiving and depositing Subscribers checks and wire transfers in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor.  Upon receipt of such written designation signed by the Placement Agent, the Lead Investor and the Company, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder.  If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor.  In either case provided for in this paragraph, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

6.           Termination.  The Company, the Placement Agent and the Lead Investor may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice.  In the event of such termination, the Company, the Placement Agent and the Lead Investor shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company, the Placement Agent, and the Lead Investor turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company, the Placement Agent and the Lead Investor fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof.  Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

7.                      Investment.  All funds received by the Escrow Agent shall be invested only in non-interest bearing bank accounts at Signature Bank.

8.                      Compensation.  Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $3,500, which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorney’s fees.  Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission.  To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing.

9.                      Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to the Placement Agent:

1251 Avenue of the Americas, 20th Floor
New York, New York 10020
Attention: David Horin
Fax: (212) 581-5690

If to the Lead Investor:

Venture Investors LLC
505 South Rosa Road, #201
Madison, Wisconsin 53719
Attention:  John Neis, Managing Director

If to the Company:

One Gateway Center, Suite 504
Newton, Massachusetts 02458
Attention: Harry S. Palmin, President and Chief Executive Officer
Fax: (617) 860-1170

If to Escrow Agent:

Signature Bank
261 Madison Avenue
New York, New York, 10016
Attention: Cliff Broder, Group Director and Senior Vice President
Fax: (646) 822-1359

10.                         General.

(a)           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York.  Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any manner permitted by applicable law and consents to the jurisdiction of said courts.  Each of the parties hereto hereby waives all right to trial by jury in any action, proceeding or counterclaim arising out of the transactions contemplated by this Agreement.

(b)           This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c)           All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

(d)           This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same.  No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.  No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e)           If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f)           This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

11.                          Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

NOVELOS THERAPEUTICS, INC.		RODMAN & RENSHAW, LLC

By:	/s/ Harry S. Palmin	By:	/s/ Gregory R. Dow
	Name: Harry S. Palmin		Name: Gregory R. Dow
	Title: President & CEO		Title: General Counsel

VENTURE INVESTORS EARLY STAGE
FUND IV LIMITED PARTNERSHIP		SIGNATURE BANK

By:	/s/ John Neis	By:	/s/ Cliff Broder
	Name: John Neis		Name: Cliff Broder
	Title: Managing Director		Title: Group Director, Sr. VP

Exhibit A

SECURITIES PURCHASE AGREEMENT

See this Exhibit 10.1 to this Form 8-K.

Exhibit B

MERGER AGREEMENT

See Exhibit 2.1 to this Form 8-K.

Exhibit C

FORM OF ESCROW RELEASE NOTICE

Date: _______ ___, 2011

Signature Bank
261 Madison Avenue,
New York, New York 10016
Attention: Cliff Broder, Group Director and Senior Vice President
Fax: (646) 822-1359

Dear Mr. Broder:

In accordance with the terms of paragraph 2(b) of the Escrow Deposit Agreement, dated as of April ___, 2011, by and between Novelos Therapeutics, Inc. (the "Company"), Signature Bank (the "Escrow Agent"), Rodman & Renshaw, LLC (the "Placement Agent"), and Venture Investors Early Stage Fund IV Limited Partnership (the “Lead Investor”) the Company, the Placement Agent and the Lead Investor hereby notify the Escrow Agent that the closing will be held on ________ ___, 2011 for gross proceeds of $_________.

PLEASE DISTRIBUTE FUNDS BY WIRE TRANSFER AS FOLLOWS (wire instructions attached):

________________________:	$

________________________:	$

________________________:	$

Signature Bank (Escrow Fee):		$3,500

Very truly yours,

Novelos Therapeutics, Inc.

By:
Name:
Title:

Rodman & Renshaw, LLC

By:
Name:
Title:

Venture Investors Early Stage Fund IV
Limited Partnership

By:
Name:
Title:

[Signature Page to NVLT Escrow Release Notice]

Exhibit D

AUTHORIZED SIGNATORIES

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of the Company, the Placement Agent and the Lead Investor.

NOVELOS THERAPEUTICS, INC.

Name	True Signature

Harry S. Palmin	/s/ Harry S. Palmin

RODMAN & RENSHAW, LLC

Name	True Signature

Gregory R. Dow	/s/ Gregory R. Dow

Edward Rabin	/s/ Edward Rabin

VENTURE INVESTORS EARLY STAGE FUND IV LIMITED PARTNERSHIP

Name	True Signature

John Neis, Managing Director	/s/ John Neis

DISCLOSURE SCHEDULES
TO
SECURITIES PURCHASE AGREEMENT

Dated as of April 8, 2011

Among

Novelos Therapeutics, Inc. and
the investors set forth on Schedule I affixed thereto

These Disclosure Schedules, dated as of April 8, 2011, are being delivered by Novelos Therapeutics, Inc., a Delaware corporation (the “Company” ), pursuant to the Securities Purchase Agreement, dated as of April 8, 2011 (the “Agreement”), by and among the Company and the investors set forth on Schedule I affixed thereto.  Any capitalized terms used in these Disclosure Schedules but not otherwise defined therein shall be defined as set forth in the Agreement.

These Disclosure Schedules are arranged in sections that correspond to the sections of the Agreement.  With respect to any section hereof corresponding to a section of Article V of the Agreement (i) each such section hereof qualifies the correspondingly numbered representation or warranty to the extent specified herein, and (ii) any disclosure set forth with respect to a particular section of Article V shall be deemed to be disclosed in reference to such other sections of Article V to the extent it is reasonably clear from a reading of the disclosure that such disclosure is applicable to such other sections or subsections.

The Company may, at its option, include in these Disclosure Schedules items that are not material in order to avoid any misunderstanding, and such inclusion, or any references to dollar amounts, shall not be deemed to be an acknowledgement or representation that such items are material, to establish any standard of materiality or to define further the meaning of such terms for purposes of the Agreement.  No disclosure in these Disclosure Schedules relating to a possible breach or violation of any Material Contract, law or order shall be construed as an admission or indication that breach or violation exists or has actually occurred.

The insertion of headings in these Disclosure Schedules is for convenience of reference only and shall not affect or be utilized in construing or interpreting the Agreement.  All references in these Disclosure Schedules to any “Section” or “Article” are to the corresponding Section or Article, as applicable, of the Agreement unless otherwise specified.

Schedule 5.1

Subsidiaries

Pursuant to the Merger, Cellectar will be merged with and into a wholly-owned subsidiary of the Company, with the result that the surviving corporation will be a wholly-owned subsidiary of the Company.

Schedule 5.3

Capitalization

5.3(a)(i)  At the Closing Date authorized capital stock of the Company consists of 150,000,000 shares of $.00001 par value common stock and 7,000 shares of preferred stock.

5.3(a)(ii) Following the Merger and immediately prior to Closing there are 19,961,552 shares of common stock outstanding and no shares of preferred stock outstanding.

5.3(a)(iii) At the Closing Date there are 49,227 shares of common stock issuable pursuant to the Company’s stock plans.

5.3(a)(iv) Immediately prior to Closing, the following shares are reserved for future issuance upon exercise of stock options or:

Stock Options	49,227
Warrants	315,172

Total shares reserved for future issuance	364,399

5.3(a)

Immediately prior to Closing, the Company has the following outstanding warrants:

Offering	Outstanding	Exercise Price	Expiration Date

2010 registered offering warrants (1)	105,042	$10.71	July 2015
Preferred incentive warrants	105,042	$16.07	July 2015
Series E - Purdue	60,332	$99.45	December 2015
Purdue - common financing	31,194	$100.98	December 2015
Series C	8,170	$191.25	May 2012
Series E - placement agent	5,392	$191.25	May 2012

Total	315,172

(1) Warrants include a provision that provide for the exercise price to be reduced to the Offering Price, as shown in the pro forma capitalization table in Schedule 5.3(b)

The following is a listing of the Company’s documents relating to the rights of stockholders, or holders of securities exercisable for the Company’s common stock as related to the Company’s outstanding common stock, stock options and warrants described above:

	EDGAR Reference
Description	Form	Filing Date	Exhibit No.

2000 Stock Option and Incentive Plan	SB-2	November 16, 2005	10.2

Form of 2004 non-plan non-qualified stock option	SB-2	November 16, 2005	10.3

Form of non-plan non-qualified stock option used from February to May 2005	SB-2	November 16, 2005	10.4

Form of non-plan non-qualified stock option used after May 2005	SB-2	November 16, 2005	10.5

2006 Stock Incentive Plan, as amended	S-1/A	December 7, 2009	10.16

Form of Incentive Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan*	8-K	December 15, 2006	10.1

Form of Non-Statutory Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan	8-K	December 15, 2006	10.2

Form of Non-Statutory Director Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan*	8-K	December 15, 2006	10.3

Form of Common Stock Purchase Warrant dated May 2, 2007 issued pursuant to the Securities Purchase Agreement dates April 12, 2007	10-QSB	May 8, 2007	4.1

Form of Common Stock Purchase Warrant dated May 2, 2007 issued pursuant to the Agreement to Exchange and Consent dated May 2, 2007	10-QSB	May 8, 2007	4.2

Common Stock Purchase Warrant dated February 11, 2009	8-K	February 18, 2009	4.2

Securities Purchase Agreement dated August 25, 2009	S-1	September 15, 2009	10.41

Common Stock Purchase Warrant dated August 25,2009	S-1	September 15, 2009	10.43

Form of Common Stock Purchase Warrant to be issued pursuant to the Consent and Waiver of Holders of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock dated July 6, 2010	S-1A	July 7, 2010	10.53

Form of Securities Purchase Agreement dated July 21, 2010	8-K	July 22, 2010	10.1

Schedule 5.3 (continued)

5.3(b)

The following table sets forth the pro forma capitalization of the Company on a fully diluted basis giving effect to (i) the issuance of the minimum Units at the time of the Closing, (ii) the issuance of the shares of Common Stock issuable pursuant to the Merger, (iii) any adjustments in other securities resulting from the issuance of the Units at the time of the Closing, and (iv) the exercise or conversion of all outstanding securities.

NVLT - Capital Structure - Pro forma

	Post-Deal & Financing
	Common Stock	Exer./Conv.	Warrant
	Equivalents	Price	Expiration

Common stock outstanding	26,808,089

Warrants/Options:

April 2011 PIPE - Investor	6,846,537	$0.75	March 2016
April 2011 PIPE - Placement Agent	192,931	$0.75	March 2016
Stock options	8,118	$1.53	through 2015
2010 registered offering warrants	105,042	$0.75	July 2015
Preferred incentive warrants	105,042	$16.07	July 2015
Series E - Purdue	60,332	$99.45	December 2015
Purdue - common financing	31,194	$100.98	December 2015
Stock options	41,109	$120.87	through 2019
Series C	8,170	$191.25	May 2012
Series E - placement agent	5,392	$191.25	May 2012
2006 PIPE	-		March 2011

FULLY DILUTED	34,211,956

5.3(c) Arrangements that provide rights for any Person to purchase an equity interest in the Company consist of the stock options and warrants, previously disclosed in schedule 5.3(a).

Schedule 5.5

Consents

None.

Schedule 5.7

No Material Adverse Change
5.7(vi)
1.  On October 18, 2010 the Company’s stockholders approved an amendment to the certificate of incorporation to increase the total number of authorized shares of the Company’s common stock from 225,000,000 to 750,000,000.

2.  On November 30, 2010, the Company entered into an Exchange Agreement with each of the holders of its Series E convertible preferred stock (the “Series E Preferred Stock”) and Series C convertible preferred stock (the “Series C Preferred Stock”) pursuant to which each such holder exchanged all of the holder’s shares of Series E Preferred Stock or Series C Preferred Stock, as applicable, and all rights, preferences and privileges associated therewith (including but not limited to any accrued but unpaid dividends thereon) and any rights of the holder to liquidated damages under agreements to register the Company’s capital stock, for an aggregate of 340,935,801 shares of common stock, representing 75.3% of the Company’s common stock outstanding effective immediately following the exchange.  As a result of the exchange, all of the liquidation preference applicable to the preferred stock, approximately $27,337,000 as of November 30, 2010, was eliminated.  Furthermore, future dividends totaling $2,327,000 annually were eliminated, special voting rights applicable to the preferred stock are no longer applicable, and the former holders of Series E Preferred Stock have released any rights to require the registration of shares of the Company’s common stock for resale under the Securities Act.  The effective price per share at which the common stock was issued in connection with the exchange (based on the aggregate liquidation preference of all of the preferred stock divided by the total number of shares of common stock issued in exchange for such preferred stock) was approximately $0.08.  The market price of the Company’s common stock as of the last trading day immediately preceding the exchange was $0.04.

The exchange was accounted for as a recapitalization and the carrying value of the Series E Preferred Stock of $13,770,000, accumulated dividends totaling $4,476,000 and estimated liquidated damages of $819,000 for failure to timely file a resale registration statement (see “Registration Rights” below) were reclassified to additional paid-in-capital as of the date of the exchange.  If the preferred stock had been converted according to its terms, the holders would have received a total of 42,057,026 shares of common stock.  The fair market value at the date of issuance totaling $11,955,151 of the additional 292,878,775 shares issued in the exchange has been recorded as a deemed dividend to preferred stockholders in the year ended December 31, 2010.

3.  On December 13, 2010, Cellectar entered into an Amendment to Lease Extension Agreement with McAllen Properties, LLC (the "Landlord") which (a) extends the term of Cellectar's Lease for the premises at 3301 Agriculture Drive, Madison, Wisconsin (the "Lease") to March 31, 2011, and (b) gives Cellectar the right to further extend the term of the Lease to September 14, 2012, by notifying the Landlord of its election to extend by March 15, 2011 and by making certain deferred rental payments at the time of such election (see Schedule 5.27).

5.7(ix)

On March 10, 2011, Novelos terminated the employment of Elias Nyberg, its Vice President of Regulatory, Quality and Compliance as a cost savings measure. In connection with his termination, Dr. Nyberg received a separation payment of $83,196, which represented amounts owed pursuant to the Executive Retention Agreement between Dr. Nyberg and Novelos, dated May 14, 2010.

Schedule 5.9

No Conflict, Breach, Violation or Default

None.

Schedule 5.10

Tax Matters

None.

Schedule 5.11

Title to Properties

Cellectar's properties and assets are subject to the terms and provisions of a General Business Security Agreement in favor of the Wisconsin Department of Commerce ("DOC") securing the indebtedness evidenced by Promissory Notes held by DOC in the original principal amounts of $250,000 and $200,000 (see Schedule 5.27).

Schedule 5.12

Certificates, Authorities and Permits

Following the Merger, it is anticipated that the Company will be required to notify the issuers of the following permits and licenses held by Cellectar prior to the Merger and may be required to seek reissuance or transfer of such licenses or permits in the name of Novelos:

Radioactive Materials License from the Wisconsin Department of Health Services

Investigational New Drug Application issued through the U.S. Department of Health and Human Services

Manufacturer’s License issued by the Wisconsin Department of Regulation and Licensing.

Schedule 5.14

Intellectual Property

5.14(a)  None.

5.14(d)  On June 28, 2010, the Company received a letter from counsel to ZAO BAM and ZAO BAM Research Laboratories (collectively, “BAM”) alleging that the Company modified the chemical composition of NOV-002 without prior notice to or approval from BAM, constituting a material breach of a technology and assignment agreement the Company had entered into with BAM on June 20, 2000 (the “June 2000 Agreement”).  The letter references the Company’s amendment, submitted to the FDA on August 30, 2005, to its investigational new drug application dated August 1999 as the basis for BAM’s claims and demands the transfer of all intellectual property rights concerning NOV-002 to BAM.  Mark Balazovsky, a director of Novelos from June 1996 until November 2006 and a shareholder of Novelos through at least June 25, 2010, is, to the Company’s Knowledge, still the general director and principal shareholder of ZAO BAM.  The Company believes the allegations are without merit and intends to defend vigorously against any proceedings that BAM may initiate as to these allegations. On September 24, 2010, the Company filed a complaint in Suffolk Superior Court seeking a declaratory judgment by the court that the June 2000 Agreement has been replaced by a subsequent agreement between the parties dated April 1, 2005 (the “April 2005 Agreement”), that Novelos’ obligations to BAM are governed solely by the April 2005 Agreement and that the obligations of the June 2000 agreement have been performed and fully satisfied.  On November 29, 2010, BAM answered the complaint, denying the material allegations, and stating its affirmative defenses and certain counterclaims. On January 14, 2011, the Company responded to the counterclaims, denying BAM’s material allegations and stating our affirmative defenses.  The Company believes the counterclaims are without merit and intend to vigorously defend against them.

5.14(g) A total of 4 former Cellectar employees and 4 consultants have not executed standard confidentiality agreements or those agreements are not currently available. Based on the scope of work performed by these individuals and entities and their access to Confidential Information, the Company does not anticipate that the absence of agreements will have a Material Adverse Affect.

Schedule 5.16

Litigation

1.  A purported class action complaint was filed on March 5, 2010 in the United States District Court for the District of Massachusetts by an alleged shareholder of the Company, on behalf of himself and all others who purchased or otherwise acquired the Company’s common stock in the period between December 14, 2009 and February 24, 2010, against the Company and its President and Chief Executive Officer, Harry S. Palmin.  On October 1, 2010, the court appointed lead plaintiffs (Boris Urman and Ramona McDonald) and appointed lead plaintiffs’ counsel.  On October 22, an amended complaint was filed.  The amended complaint claims that the Company violated Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder in connection with alleged disclosures related to the Phase 3 clinical trial of NOV-002 for non-small cell lung cancer.  On December 6, 2010, the Company filed a motion to dismiss the complaint with prejudice.  On January 20, 2011, the plaintiffs filed their opposition to our motion and on March 3, 2011, the Company filed its response to the opposition. Our motion to dismiss remains pending. The Company believes the allegations are without merit and intends to defend vigorously against the allegations.

2.  On June 28, 2010, the Company received a letter from counsel to ZAO BAM and ZAO BAM Research Laboratories (collectively, “BAM”) alleging that the Company modified the chemical composition of NOV-002 without prior notice to or approval from BAM, constituting a material breach of a technology and assignment agreement the Company had entered into with BAM on June 20, 2000 (the “June 2000 Agreement”).  The letter references the Company’s amendment, submitted to the FDA on August 30, 2005, to its investigational new drug application dated August 1999 as the basis for BAM’s claims and demands the transfer of all intellectual property rights concerning NOV-002 to BAM.  Mark Balazovsky, a director of Novelos from June 1996 until November 2006 and a shareholder of Novelos through at least June 25, 2010, is, to the Company’s knowledge, still the general director and principal shareholder of ZAO BAM.  The Company believes the allegations are without merit and intends to defend vigorously against any proceedings that BAM may initiate as to these allegations. On September 24, 2010, the Company filed a complaint in Suffolk Superior Court seeking a declaratory judgment by the court that the June 2000 Agreement has been replaced by a subsequent agreement between the parties dated April 1, 2005 (the “April 2005 Agreement”), that Novelos’ obligations to BAM are governed solely by the April 2005 Agreement and that the obligations of the June 2000 agreement have been performed and fully satisfied.  On November 29, 2010, BAM answered the complaint, denying the material allegations, and stating its affirmative defenses and certain counterclaims. On January 14, 2011, the Company responded to the counterclaims, denying BAM’s material allegations and stating our affirmative defenses.  The Company believes the counterclaims are without merit and intend to vigorously defend against them.

Schedule 5.19

Brokers and Finders

Cellectar has engaged XMS Capital Partners (“XMS”) to provide financial advisory services in connection with the Merger.  Cellectar is obligated to pay XMS a success fee equal to 2% of the gross proceeds received in the Offering, subject to a minimum fee of $200,000. Cellectar has also agreed to reimburse XMS for reasonable expenses incurred by XMS related to the engagement.

Schedule 5.24

Affiliate Transactions

Following the Merger and immediately prior to the Closing, Venture Investors Early Stage Fund IV Limited Partnership and Advantage Capital Wisconsin Partners I, Limited Partnership will own, in aggregate, 2,534,308 shares, or 12.7% of the outstanding common stock of the Company.  VIESF IV GP LLC is the general partner of Venture Investors Early Stage Fund IV Limited Partnership and Venture Investors LLC is the submanager and special limited partner of Advantage Capital Wisconsin Partners I, Limited Partnership. The investment decisions of VIESF IV GP LLC and Venture Investors LLC are made collectively by six managers, including John Neis, who will be a director of the Company following the Merger.

Venture Investors LLC affiliated funds has purchase an  additional 2,000,000 Units in the Offering.

Each such manager and Mr. Neis disclaim such beneficial ownership except to the extent of his pecuniary interest therein.

Schedule 5.27

Indebtedness

5.27(i)

Cellectar has the following indebtedness:

 1.  Promissory Notes held by the Wisconsin Department of Commerce in the original principal amounts of $250,000 and $200,000 with interest accruing at 2%.  Balance due as of February 28, 2011, including accrued interest, totaled $452,367.12.  Principal and interest payments commence in May 2015 and are due in monthly installments through April 2017.

2.  Convertible Promissory Notes held by nine investors in the aggregate principal amount of $2,720,985.   Balance due as of March 5, 2011, including accrued interest, totaled $3,123,139.  It is anticipated that the balance due will be converted into 4,957,363 shares of Cellectar's Common Stock immediately prior to the Merger.

3.  Deferred rental payments due McAllen Properties, LLC as of February 28, 2011: $63,792.76 (see Schedule 5.7(vi)).

The following financing statements securing obligations in material amounts are filed with respect to Cellectar:

1.  A UCC financing statement (filing #070004897129) was filed on April 9, 2007 (and amended on January 28, 2008 per filing #080001372013) to secure Cellectar’s obligations to M&I Marshall & Ilsley Bank (“M&I Bank”), as described in 5.27(i)(1) above.  The financing statement expires on April 9, 2012.  Cellectar paid its obligation in full to M&I Bank on the date hereof, and expects M&I Bank to terminate this financing statement.

2.  A UCC financing statement (filing #100011830417) was filed on October 5, 2010 to secure Cellectar’s obligations to the Wisconsin Department of Commerce, as described in 5.27(i)(2) above.  The financing statement expires on October 5, 2015.

Schedule 8.4

Use of Proceeds

Since preparation and distribution of the Memorandum, we have revised our estimated use of proceeds to be received in the Offering to reflect reduced spending estimates.  The revised disclosure is as follows:

USE OF PROCEEDS OF OFFERING

Although we may not be successful in selling any or all of the Securities in the Offering, we currently expect to use the proceeds we receive as follows:

•	to fund our research and development activities, including the further development of our HOT and LIGHT compounds in a wide range of cancers; and
•
for general corporate purposes, such as general and administrative expenses, capital expenditures, working capital, prosecution and maintenance of our intellectual property and the potential investment in technologies or products that complement our business.

Minimal resources will be allocated to our COLD compound until sufficient funds are raised.

The following table summarizes the estimated quarterly spending projections of the combined company during 2011 and 2012:

	2011			2012
	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Total

Research and Development:

Clinical trials	$286	$281	$331	$460	$557	$523	$631	$3,069
Chemistry, manufacturing and controls data	51	51	51	66	141	96	36	492
Non-clinical research	63	63	63	63	63	64	63	442
Fixed asset purchases	20	40	20	40	20	40	20	200
Patent	106	106	106	131	131	131	131	842
Personnel, facilities and overhead	584	580	576	663	585	583	578	4,149

Total Research & Development	1,110	1,121	1,147	1,423	1,497	1,437	1,459	9,194

General and administrative	597	573	590	586	584	572	580	4,082

Total Estimated Costs	$1,707	$1,694	$1,737	$2,009	$2,081	$2,009	$2,039	$13,276
Cumulative Total	$1,707	$3,401	$5,138	$7,147	$9,228	$11,237	$13,276

Clinical trials – We anticipate that we will commence a Phase 1b dose-escalation trial of HOT in mid-2011 aimed at determining the Maximum Tolerated Dose (MTD).  In parallel, we expect to initiate Phase 2 efficacy trials of HOT in solid tumors in 2012 as soon as a minimal efficacious dose is established.  We may determine such an effective dose upon seeing a response in the Phase 1b trial or calculating it from imaging trials of LIGHT in cancer patients.  We anticipate that we will commence in the second quarter of this year multiple investigator-sponsored trials, initially in glioma, lung and breast cancers, to evaluate our LIGHT compound as a novel PET imaging agent.  We plan to pursue an Investigational New Drug Application for the study of our COLD compound as an Akt inhibitor, cancer-targeted chemotherapy, when sufficient funds become available.

The estimated spending in this category consists of costs for contract research organizations, clinical site payments, patient testing and evaluation and other costs related to the clinical trials.

Chemistry, manufacturing and controls data– We plan to manufacture clinical trial materials for Phase 1b and Phase 2 trials of our HOT compound in our Madison facility.  LIGHT is currently manufactured by our collaborator, University of Wisconsin at Madison. We will explore scaling up production capacity of COLD, via contract manufacturers or at our facility, to support a future IND filing and clinical trials.

The estimated spending in this category consists of costs of contract research and manufacturing organizations to perform various validation, stability, release and other manufacturing studies; the cost of drug supplies for HOT manufacturing; and laboratory conversion costs necessary to support manufacturing initiatives.

Non-clinical research – We plan to pursue a series of non-clinical laboratory and animal testing to further evaluate and document the mechanistic activity of our compounds.  The estimated spending in this category consists of costs for sponsored research with medical and educational institutions.

Fixed asset purchases – The estimated expenditures in this category include equipment purchases and costs to make certain modifications to the Madison facility to enable manufacturing initiatives.

Patent costs – We intend to pursue an aggressive strategy to patent our intellectual property rights. The estimated expenditures in this category represent patent counsel and patent filing costs.

Research and development - Personnel, facilities and overhead – The estimated costs in this category represent salaries and related overhead costs associated with research and development personnel (approximately 70%); facilities and related overhead costs for the Madison headquarters and research and manufacturing facility (approximately 20%); and the costs of certain independent medical and scientific consultants (approximately 10%).

General and administrative- The estimated costs in this category represent salaries and related overhead costs associated with general and administrative employees (approximately 35%);  professional advisory costs (approximately 50%) such as legal fees, audit fees, directors’ fees and investor relations services; and rent and related office utility and overhead costs (approximately 15%) for the executive and administrative office in Newton, MA.

We have no current understandings, commitments or agreements with respect to any acquisition of or investment in any technologies or products.

Even if we raise the full amount we ultimately seek in the Offering, of which there can be no assurance, we will still need to obtain additional financing in the future in order to fully fund these product candidates through the regulatory approval process.  We will seek such additional financing through public or private equity or debt offerings or other sources, including collaborative or other arrangements with corporate partners, and through government grants and contracts. There can be no assurance we will be able to obtain such additional financing on acceptable terms, or at all.

Our actual expenditures in 2011 and 2012 will depend on actual amounts raised in the Offering. In addition, the amounts and timing of our actual expenditures will depend upon numerous factors, including the progress of our development and commercialization efforts, the progress of our clinical studies, whether or not we enter into strategic collaborations or partnerships and our operating costs and expenditures. Accordingly, our management will have significant flexibility in applying the net proceeds of the Offering.

The costs and timing of drug development and regulatory approval, particularly conducting clinical studies, are highly uncertain, are subject to substantial risks and can often change. Accordingly, we may change the allocation of use of these proceeds as a result of contingencies such as the progress and results of our clinical studies and other development activities, the establishment of collaborations, our manufacturing requirements and regulatory or competitive developments.

Pending the application of the net proceeds as described above or otherwise, we may invest the proceeds in short-term, investment-grade, interest-bearing securities or guaranteed obligations of the U.S. government or other securities.